UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2013

GASTAR EXPLORATION LTD.

GASTAR EXPLORATION USA, INC.

(Exact Name of Registrant as Specified in its Charter)

Alberta, Canada	001-32714	98-0570897
Delaware	001-35211	38-3531640
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1331 Lamar Street, Suite 650 Houston, Texas	77010
(Address of principal executive offices)	(ZIP Code)

(713) 739-1800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01	Entry into a Material Definitive Agreement.

Indenture

On May 15, 2013, Gastar Exploration USA, Inc. (“Gastar USA”), a subsidiary of Gastar Exploration Ltd. (“Parent”), issued $200,000,000 aggregate principal amount of its 8 5/8% Senior Secured Notes due 2018 (the “Notes”) under an indenture (the “Indenture”) by and among Gastar USA, the Guarantors named therein (the “Guarantors”), Wells Fargo Bank, National Association, as Trustee (in such capacity, the “Trustee”) and Collateral Agent (in such capacity, the “Collateral Agent”).

The Notes bear interest at a rate of 8.625% per year, payable semiannually in arrears on May 15 and November 15 of each year, beginning on November 15, 2013. The Notes will mature on May 15, 2018.

In the event of a change of control, as defined in the Indenture, each holder of the notes will have the right to require us to repurchase all or any part of their notes at an offer price in cash equal to 101% of the aggregate principal amount thereof, plus accrued and unpaid interest, if any, to the date of purchase.

The Notes are fully and unconditionally guaranteed, jointly and severally, on a senior secured basis by each of Gastar USA’s material subsidiaries and certain future domestic subsidiaries (the “Guarantees”).

The Notes and the Guarantees will rank senior in right of payment to all of Gastar USA’s and the Guarantors’ future subordinated indebtedness and equal in right of payment to all of Gastar USA’s and the Guarantors’ existing and future senior indebtedness. The Notes and the Guarantees also will be effectively senior to Gastar USA’s unsecured indebtedness and effectively subordinated to Gastar USA’s and the Guarantors’ under our existing and our new revolving credit facility, any other indebtedness secured by a first-priority lien on the same collateral and any other indebtedness secured by assets other than the collateral, in each case to the extent of the value of the assets securing such obligation.

The net proceeds from the private placement of the Notes to eligible purchasers (the “Offering”) were placed in an escrow account with the Trustee for the Notes, Wells Fargo Bank, National Association., acting as escrow agent. If the pending acquisition of proven reserves and undeveloped leasehold interests from affiliates of Chesapeake Energy Corporation is not completed on or before June 30, 2013, or the purchase and sale agreement is terminated earlier, then the funds in the escrow account, together with additional funds Gastar USA will provide, will be used to redeem all of the Notes at a redemption price of 100% of their initial offering price, plus accrued and unpaid interest from the date of initial issuance to, but not including, the date of redemption.

The Indenture contains covenants that, among other things, limit Gastar USA’s ability and the ability of its subsidiaries to:

•	transfer or sell assets or use asset sale proceeds;

•	pay dividends or make distributions, redeem subordinated debt or make other restricted payments;

•	make certain investments; incur or guarantee additional debt or issue preferred equity securities;

•	create or incur certain liens on our assets;

•	incur dividend or other payment restrictions affecting future restricted subsidiaries;

•	merge, consolidate or transfer all or substantially all of our assets;

•	enter into certain transactions with affiliates; and

•	enter into certain sale and leaseback transactions.

These and other covenants that are contained in the Indenture are subject to important limitations and qualifications that are described in the Indenture.

A copy of the Indenture is attached as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference and is hereby filed. The description of the Indenture in this Current Report is a summary and is qualified in its entirety by reference to the complete text of such agreement.

Registration Rights Agreement

On May 15, 2013, in connection with the closing of the Offering and the issuance and sale of the notes, Gastar USA and each of the Guarantors entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with Imperial Capital, LLC, as representative of the initial purchasers. Under the Registration Rights Agreement, Gastar USA has agreed, subject to certain exceptions, to (i) file a registration statement with the Securities and Exchange Commission (the “SEC”) with respect to an exchange of the Notes for new notes having terms substantially identical in all material respects to the Notes (except that the exchange notes will not contain terms relating to transfer restrictions), (ii) use its reasonable best efforts to cause the exchange offer registration statement to be declared effective under the Securities Act of 1933, as amended within 360 days after the issue date of the Notes, (iii) as soon as practicable after the effectiveness of the exchange offer registration statement, offer the exchange notes in exchange for the Notes, and (iv) keep the registered exchange offer open for not less than 30 days (or longer if required by applicable law) after the date of the registered exchange offer is mailed to the holders of the Notes. Gastar USA and the Guarantors also agreed to file a shelf registration statement for the resale of the notes if an exchange offer cannot be effected within the time period specified above and in other circumstances.

A copy of the Registration Rights Agreement is attached as Exhibit 4.3 to this Current Report on Form 8-K and incorporated herein by reference and is hereby filed. The description of the Registration Rights Agreement in this Current Report is a summary and is qualified in its entirety by reference to the complete text of such agreement.

Resignation, Consent and Appointment Agreement and Amendment Agreement

On May 13, 2013, Gastar USA entered into a Resignation, Consent and Appointment Agreement and Amendment Agreement (the “Amendment Agreement”) by and among Gastar USA, the Parent, the Guarantors, Amegy Bank National Association (“Amegy”) and Wells Fargo Bank, National Association (“Wells Fargo”). Pursuant to the Amendment Agreement, Amegy resigned as the administrative agent and collateral agent under the Credit Agreement, Intercreditor Agreement and any other Loan Document referred to in any of the foregoing (each as defined in the Amendment Agreement) in which Amegy is acting as administrative agent or collateral agent thereunder and Wells Fargo was appointed as successor administrative agent and successor collateral agent. In addition, Amegy resigned as letter of credit issuer under the Credit Agreement. The Amendment Agreement amended certain sections of the Credit Agreement to reflect the resignation of Amegy and the appointment of Wells Fargo.

SECTION 2 – FINANCIAL INFORMATION

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On May 15, 2013, Gastar USA issued $200,000,000 aggregate principal amount of the Notes in a private placement transaction exempt from registration. The Notes are governed by the Indenture. Also on May 15, 2013, the Guarantors agreed to become guarantors of the Notes governed by the Indenture.

Additional terms and conditions are contained in Item 1.01 under the caption “Indenture” and are incorporated herein by reference.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

The following is a list of exhibits furnished as part of this Form 8-K:

Exhibit No.	Description of Document

4.1	Indenture, dated May 15, 2013, by and among Gastar Exploration USA, Inc., the guarantors named therein and Wells Fargo Bank, National Association, as Trustee and Collateral Agent.

4.2	Form of 8 5/8% Senior Secured Notes due 2018 (contained in Exhibit A to Exhibit 4.1).

4.3	Registration Rights Agreement, dated May 15, 2013, by and among Gastar Exploration USA, Inc., the guarantors named therein and Imperial Capital, LLC, as representative of the initial purchasers.

10.1	Resignation, Consent and Appointment Agreement and Amendment Agreement, dated as of May 13, 2013, by and among Gastar Exploration USA, Inc., Gastar Exploration, Ltd., Gastar Exploration New South Wales, Gastar Exploration Texas, Inc., Gastar Exploration Texas, LP, Gastar Exploration Texas LLC, Amegy Bank National Association and Wells Fargo Bank, National Association.

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 15, 2013	GASTAR EXPLORATION LTD.

	By:	/s/ J. Russell Porter
J. Russell Porter
President and Chief Executive Officer

GASTAR EXPLORATION USA, INC.

	By:	/s/ J. Russell Porter
J. Russell Porter
President

EXHIBIT INDEX

Exhibit No.	Description of Document

4.1	Indenture, dated May 15, 2013, by and among Gastar Exploration USA, Inc., the guarantors named therein and Wells Fargo Bank, National Association, as Trustee and Collateral Agent.

4.2	Form of 8 5/8% Senior Secured Notes due 2018 (contained in Exhibit A to Exhibit 4.1).

4.3	Registration Rights Agreement, dated May 15, 2013, by and among Gastar Exploration USA, Inc., the guarantors named therein and Imperial Capital, LLC, as representative of the initial purchasers.

10.1	Resignation, Consent and Appointment Agreement and Amendment Agreement, dated as of May 13, 2013, by and among Gastar Exploration USA, Inc., Gastar Exploration, Ltd., Gastar Exploration New South Wales, Gastar Exploration Texas, Inc., Gastar Exploration Texas, LP, Gastar Exploration Texas LLC, Amegy Bank National Association and Wells Fargo Bank, National Association.